UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2023

Diversey Holdings, Ltd.

(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-40293 (Commission File No.)	Not Applicable (IRS Employer Identification No.)

1300 Altura Road, Suite 125 Fort Mill, SC 29708

(Address of principal executive offices) (Zip code)

(803) 746-2200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.0001 par value	DSEY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by the previously announced Agreement and Plan of Merger, dated as of March 8, 2023 (the “Merger Agreement”), by and among Diversey Holdings, Ltd., a Cayman Islands exempted company (the “Company”), Olympus Water Holdings IV, L.P., a Cayman Islands exempted limited partnership (“Parent”), acting by its general partner, Olympus Water Holdings Limited, a Cayman Islands exempted company incorporated with limited liability and Diamond Merger Limited, a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Platinum Equity Advisors, LLC (“Platinum”) and affiliates of Solenis LLC (“Solenis”), which is a portfolio company of Platinum.

On July 5, 2023 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving company as a wholly owned subsidiary of Parent.

Item 1.01 – Entry into a Material Definitive Agreement.

On July 5, 2023, the Company amended and restated the Rollover Contribution Agreement, dated as of March 8, 2023, by and among BCPE Diamond Investor, LP (the “Bain Shareholder”), an entity advised by Bain Capital Private Equity, LP, and Olympus Water Holdings IV, L.P. (the “Rollover Agreement”) to give effect to the previously disclosed intention for the Issuing Entity (as defined in the Rollover Agreement) to be treated as a corporation for U.S. federal income tax purposes.

The foregoing description of the Rollover Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rollover Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02 – Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Redemption of Notes

In connection with the consummation of the transactions contemplated by the Merger Agreement, on July 5, 2023, Diamond (BC) B.V. (the “Issuer”), a private limited liability company incorporated under the laws of the Netherlands and an indirect wholly owned subsidiary of the Company, redeemed all of the Issuer’s outstanding 4.625% Senior Notes due 2029 (the “Notes”) issued pursuant to the Indenture dated as of September 29, 2021 (as supplemented and amended from time to time, the “Indenture”), by and among the Issuer, the guarantors party thereto and Wilmington Trust, National Association, as trustee (the “Trustee”). In accordance with the Indenture, the Issuer redeemed all of the outstanding principal amount of the Notes at a redemption price equal to 100.000% of the principal amount of the Notes, together with the relevant Applicable Premium (as defined in the Indenture) as of, plus accrued and unpaid interest and Additional Amounts (as defined in the Indenture), if any, to, but excluding July 5, 2023. On July 5, 2023, Parent or its subsidiaries deposited or caused to be deposited with the Trustee proceeds in an amount sufficient to pay and discharge the Notes and the Issuer irrevocably instructed the Trustee to apply such funds to the full payment of the Notes. Concurrently therewith, the Issuer elected to satisfy and discharge the Indenture in accordance with its terms and the Trustee acknowledged such discharge and satisfaction. As a result of the satisfaction and discharge of the Indenture, the Issuer and the guarantors of the Notes have been released from their remaining obligations under the Indenture.

Termination of the Credit Agreement

Concurrently with the closing of the Merger, the Company repaid all obligations outstanding under, and concurrently terminated, the credit agreement, dated as of September 6, 2017 (as amended through that certain Third Amendment, dated as of September 29, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among BCPE Diamond Netherlands Topco B.V., a private limited liability company incorporated under laws of the Netherlands, the Issuer, the lenders from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as the administrative agent, the collateral agent, a lender and a letter of credit issuer. No early termination penalties were incurred by the Company.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, 5.03 and 8.01 of this Current Report on Form 8-K are incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), upon the terms of the Merger Agreement, each ordinary share, par value $0.0001 per share, of the Company (each, an “Ordinary Share”) issued and outstanding immediately prior to the Effective Time (other than (1) Ordinary Shares held by the Company, Parent, Merger Sub or any direct or indirect wholly owned subsidiary of Parent or Merger Sub (each, an “Excluded Company Share”), (2) Ordinary Shares as to which the holder has validly exercised and perfected and not effectively withdrawn or lost their rights to dissent under the applicable provisions of the Companies Act (2023 Revision) of the Cayman Islands, (3) certain Ordinary Shares exchanged by the Bain Shareholder immediately prior to the Effective Time for common and preferred shares of Solenis Holding Limited, a private limited company incorporated in England and affiliate of Platinum, and as a result of the Merger, an indirect parent of the Company (the “Rollover Shares”) and (4) Ordinary Shares held by the Bain Shareholder, that are not Rollover Shares (the “Bain Shares”)) was automatically cancelled and exchanged into the right to receive cash in an amount equal to $8.40 per Ordinary Share, without interest thereon and subject to applicable withholding taxes (the “Merger Consideration”). At the Effective Time, each Excluded Company Share was automatically cancelled and extinguished without any conversion thereof or consideration paid therefor, and the Bain Shares were automatically cancelled and exchanged into the right to receive cash in an amount equal to $7.84 per Ordinary Share, without interest thereon and subject to applicable withholding taxes.

In addition, pursuant to the Merger Agreement, at the Effective Time:

•	Each option to purchase Ordinary Shares outstanding immediately prior to the Effective Time was automatically cancelled without payment (whether in cash or other consideration);

•	Each Ordinary Share (other than the Bain Shares or any Excluded Company Shares) that was subject to vesting or certain specified restrictions on transfer, other than general restrictions pursuant to the Securities Act of 1933, as amended, or similar applicable law automatically vested and was cancelled and converted into the right to receive an amount in cash, without interest thereon, equal to the Merger Consideration;

•	Each Company restricted share unit subject solely to service-based vesting conditions (each, a “Company RSU”) identified as an “Unvested Non-IPO RSU” under the Merger Agreement (each, an “Unvested Non-IPO RSU”) and each Company RSU identified as an “Unvested IPO RSU” under the Merger Agreement (each, an “Unvested IPO RSU”), in each case that was held by a non-employee director of the Company, and each Company restricted share unit subject to performance-based vesting conditions (each, a “Company PSU”) that was outstanding and vested as of immediately prior to the Effective Time (each, a “Vested Company PSU”), each Company RSU that was vested as of immediately prior to the Effective Time and each Company RSU identified as a “2022 Bonus RSU” under the Merger Agreement was automatically cancelled and converted into the right to receive an amount in cash, based on the Merger Consideration;

•	Each Company RSU identified as a “Transaction Bonus RSU” under the Merger Agreement and each Unvested IPO RSU that was held by an individual other than a non-employee director of the Company was automatically cancelled and converted into the right to receive an amount in cash, based on the Merger Consideration, payable on December 31, 2023, subject to continued employment through the payment date, with accelerated vesting protection upon a termination without Cause or for Good Reason (each, as defined in the Merger Agreement) (each, a “Qualifying Termination”);

•	Each Company PSU that was outstanding as of immediately prior to the Effective Time that is not a Vested Company PSU (each, an “Unvested Company PSU”), each Company RSU identified as an “Unvested Closing RSU” under the Merger Agreement (each, an “Unvested Closing RSU”), each Company RSU identified as a “Retention RSU” under the Merger Agreement and each Company RSU identified as a “TRA RSU” under the Merger Agreement (each, a “TRA RSU”) was automatically cancelled and converted into the right to receive an amount in cash, based on the Merger Consideration, payable on December 31, 2024, subject to continued employment through the payment date, with accelerated vesting protection upon a Qualifying Termination for each Unvested Company PSU, Unvested Closing RSU and TRA RSU;

•	Each Company RSU identified as an “Unvested IPO Celebration RSU” under the Merger Agreement was automatically cancelled and converted into the right to receive an amount in cash, based upon the Merger Consideration, payable on March 25, 2024, subject to continued employment through the payment date; and

•	Each Unvested Non-IPO RSU that was held by an individual other than a non-employee director of the Company was automatically cancelled and converted into the right to receive cash, based on the Merger Consideration, with 50% payable on December 31, 2023, and 50% payable on December 31, 2024, subject to continued employment through the payment date, with full accelerated vesting upon a Qualifying Termination.

The foregoing description of the Merger, the Merger Agreement and the other transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K/A filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 8, 2023, which is incorporated by reference herein.

Item 3.01 – Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq file with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to delist and deregister the Ordinary Shares under Section 12(b) of the Exchange Act. Upon effectiveness of the Form 25, the Company intends to file with the SEC a Certification and Notice of Termination on Form 15 to deregister the Ordinary Shares and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act. Trading of the Ordinary Shares on Nasdaq was halted following the closing of trading on the Closing Date.

Item 3.03 – Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each Ordinary Share that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was automatically cancelled and exchanged, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such Ordinary Shares ceased to have any rights as shareholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01 – Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change of control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, Emily Ashworth, Selim Bassoul, Robert Farkas, Juan Figuereo, Eric Foss, Kenneth Hanau, Rodney Hochman, M.D., Susan Levine, Michel Plantevin, Philip Wieland and Katherine Zanotti each resigned from the Company’s Board of Directors (the “Board”) and from any and all committees of the Board on which they served, and the sole director of Merger Sub immediately prior to the Effective Time became the sole director of the Company.

In addition, pursuant to the Merger Agreement, at the Effective Time, Philip Wieland, Somer Gundogdu, Todd Herndon, Sinéad Kwant, Gaetano Redaelli, Rudolf Verheul and each of the other incumbent officers of the Company immediately prior to the Effective Time each resigned from their respective positions as officers of the Company, and the sole officer of Merger Sub immediately prior to the Effective Time became the sole officer of the Company.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Items 2.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Amended and Restated Memorandum and Articles of Association of the Company were amended and restated to be in the form of the Amended and Restated Memorandum and Articles of Association of the Company attached as Exhibit 3.1 hereto, which is incorporated herein by reference.

Item 8.01 Other Events.

On July 5, 2023, Solenis issued a press release announcing the closing of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Agreement and Plan of Merger, dated as of March 8, 2023, by and among Olympus Water Holdings IV, L.P., acting by its general partner, Olympus Water Holdings Limited, Diamond Merger Limited and Diversey Holdings, Ltd. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed on March 8, 2023).

3.1	Amended and Restated Memorandum and Articles of Association of Diversey Holdings, Ltd.

10.1†	Amended and Restated Rollover Contribution Agreement, dated as of July 5, 2023, by and among BCPE Diamond Investor, LP, Olympus Water Holdings I, L.P. and Solenis Holding Limited.

99.1	Press Release, dated as of July 5, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSEY HOLDINGS, LTD.
(Registrant)
Date: July 5, 2023

	By:	/s/ Mary Ann Sigler
	Name:	Mary Ann Sigler
	Title:	President